UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3150

Date of fiscal year end: 10/31/18

Date of reporting period: 11/01/18 - 04/30/19

Bullfinch Fund, Inc.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2019

(Unaudited)

1

Management’s Discussion of Fund Performance

June 18, 2019

Dear Fellow Shareholders:

We are very proud to present the April 2019 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Have you ever seen the movie Groundhog Day? Well this letter could have pretty nearly repeated what we wrote last year. The fourth quarter of 2018 fell apart. This was in part due to trade war fears, but also because of rising interest rates. We were either going into a recession or into an extended trade war. We bought stocks to cover both contingencies.

Again, like last year, as the market fell back, value stocks and small cap stocks appeared to have returned to favor. As you’ll see in the performance numbers later on in this report, this market shift benefited both the Unrestricted Series and, especially, the Greater Western New York Series. Of course, past performance can never guarantee future performance. Still, this activity mirrors how we’ve seen our stocks react in the past during similar situations, even last year’s situation.

There are differences between this year and last year. While we’ve seen the return of trade war saber rattling, there is less concern about the economy overheating. This has taken pressure off the need to raise interest rates. In addition, employment numbers tell a tale of “slow and steady wins the race” rather than one of “fast and furious.”

In terms of individual stock performance, the Unrestricted Series was led by Xperi Corporation, Fastenal Company, and Celgene Corporation, all up 32% or more. In all, for the period, nearly half of the stocks in our portfolio experienced double-digit growth for the period. Of the stocks held at the end of the reporting period, Newell Brands, Inc., AAR Corporation, and Meridian Bioscience, Inc. fell by more than 25%. The fact the Unrestricted Series nearly doubled its benchmark’s return for the period is something we’re quite proud of.

In the Greater Western New York Series, Ultralife Corporation, IEC Electronics Corporation, and Fastenal Company led the pack with returns in excess of 39% each. In addition, half the stocks were up more than double digits. Unfortunately, one stock (Frontier Communications) was down more than 40%, but only one other stock (Graham Corporation) was down double digits. Despite these laggards, the Greater Western New York Series achieved a double-digit return for the period, another fact of which we are also proud of.

The market continues to reward astute individual stock pickers.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 7/1/08 to 4/30/19. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized Returns	Bullfinch Fund Inc.	Value Line	Annualized Returns	Bullfinch Fund Inc.	Value Line
Ending 4/30/2019	Unrestricted Series	Geometric Index	Ending 4/30/2019	Greater WNY Series	Geometric Index
One – Year	+7.21%	+0.15%	One – Year	+9.30%	+0.15%
Five – Year	+8.29%	+2.57%	Five – Year	+5.19%	+2.57%
Ten – Year	+11.20%	+11.01%	Ten – Year	+11.09%	+11.01%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2019

(UNAUDITED)

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2019 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $5,633,957	$8,557,134

Cash and Cash Equivalents	1,390,933

Accrued Interest and Dividends	11,502

Prepaid Expenses	4,756

Total Assets	$9,964,325

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$6,806

Due to Investment Adviser	8,348

NET ASSETS

Net Assets (Equivalent to $ 20.07 per share based on 495,796.713 shares of stock outstanding)	9,949,171

Total Liabilities and Net Assets	$9,964,325

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 495,796.713 Shares Outstanding	$7,409,473
Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(383,479)

Net Unrealized Appreciation on Investments	2,923,177

Net Assets at April 30, 2019	$9,949,171

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2019 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 86.02%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Medical Products and Supplies – 12.65%
Bristol-Myers Squibb Co.	5,450	266,295	253,043
Celgene Corporation	1,650	141,408	156,189
Edwards Lifesciences*	2,750	108,269	484,193
Johnson & Johnson	2,400	136,714	338,880
Medtronic Inc.	300	22,701	26,643
		675,387	1,258,948

Computers – Software – 9.74%
Adobe Systems Inc.*	1,100	28,660	318,175
Microsoft Corp.	2,650	61,847	346,090
Oracle Corp.	5,500	56,122	304,315
		146,629	968,580
Building & Related – 6.11%
Meritage Homes Corp*	5,850	246,488	299,227
Toll Brothers Inc.	8,100	274,638	308,610
		521,126	607,837
Computers - Networking - 6.02%
Cisco Systems, Inc.	10,700	160,238	598,665

Retail – Specialty – 5.79%
Fastenal Co.	4,800	83,684	338,640
Zumiez Inc.*	8,900	193,235	237,007
		276,919	575,647

Electrical Equipment – 5.61%
Corning Inc.	7,300	66,773	232,505
General Electric Co.	32,000	617,355	325,440
		684,128	557,945
Insurance - 4.79%
Gallagher Arthur J & Co.	5,700	138,298	476,634

Semiconductors - 4.70%
Intel Corporation	5,000	85,564	255,200
Xperi Corporation	8,550	198,390	212,468
		283,954	467,668

Commercial Services – 4.02%
Paychex, Inc.	4,750	130,496	400,472

Telecommunications – 3.50%
AT&T Corporation	4,400	158,437	136,224
Verizon Communications	3,700	180,520	211,603
		338,957	347,827

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 86.02%

Utilities – Natural Resources - 2.99%
Consolidated Water Co. Ltd.	23,500	276,520	297,510

Oil & Related – 2.46%
Total SA ADR	4,400	227,558	244,948

Steel - 2.22%
Reliance Steel & Aluminum	2,400	184,673	220,704

Consumer – Electronics – 2.13%
Canon Inc.	7,650	260,879	211,752

Computers – Hardware - 2.05%
Western Digital	4,000	187,535	204,480

Pharmaceuticals – 1.83%
Mylan Inc.*	6,750	381,117	182,183

Electronics Components – 1.78%
TE Connectivity Ltd.	1,850	50,371	176,952

Tobacco Products – 1.73%
Universal Corp. VA	3,200	120,756	172,352

Biotech – 1.60%
Meridian Bioscience, Inc.	13,800	249,015	158,838

Industrial Services – 1.52%
Expeditors Int’l Washington	1,900	61,567	150,898

Aerospace – 1.49%
AAR Corporation	4,400	83,191	148,588

Consumer Nondurables – 1.16%
Newell Brands Inc.	8,000	181,295	115,040

Railroads – 0.13%
Wabtec Corporation	171	13,348	12,666

Total Investments in Securities		5,633,957	8,557,134

Level 1 – Cash & Equivalents - 13.98%

Schwab Bank - 13.98%		1,390,933	1,390,933
Bank Sweep Interest Rate 0.70%

Total Invested Assets		$7,024,890	$9,948,067

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2019 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$148,588	1.49%
Biotech	$158,838	1.60%
Building & Related	$607,837	6.11%
Commercial Services	$400,472	4.02%
Computers – Hardware	$204,480	2.05%
Computers – Networking	$598,665	6.02%
Computers – Software	$968,580	9.74%
Consumer –Electronics	$211,752	2.13%
Consumer Nondurables	$115,040	1.16%
Electrical Equipment	$557,945	5.61%
Electronics Components	$176,952	1.78%
Industrial Services	$150,898	1.52%
Insurance	$476,634	4.79%
Medical Products & Supplies	$1,258,948	12.65%
Oil & Related	$244,948	2.46%
Pharmaceuticals	$182,183	1.83%
Railroads	$12,666	0.13%
Retail – Specialty	$575,647	5.79%
Semiconductors	$467,668	4.70%
Steel	$220,704	2.22%
Telecommunications	$347,827	3.50%
Tobacco Products	$172,352	1.73%
Utilities – Natural Resources	$297,510	2.99%
Total Equities	$8,557,134	86.02%

Cash & Equivalents (Interest Rate 0.70%)	$1,390,933	13.98%

Total Invested Assets	$9,948,067	100.00%

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2019 (UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$90,201
FEES AND EXPENSES:
Adviser Fees	47,729
Legal and Professional	6,806
D&O/E&O	4,187
Custodian Fees	4,006
Foreign Taxes	2,470
Dues and Subscriptions	1,870
Director’s Fees	1,050
Fidelity Bond	939
Maryland Taxes	150
Telephone	40
Licenses & Permits	32
New York State Biennial Fee	4
Total expense	69,283
Net investment income	20,918

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	7,679
Unrealized appreciation during the period	712,718
Net gain on investments	720,397
CHANGE IN NET ASSETS FROM OPERATIONS	$741,315

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2019*	2018
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,918	$49,505
Net realized gain from securities transactions	7,679	398,573
Net change in unrealized appreciation (depreciation) of investments	712,718	(410,156)
Increase in net assets from operations	741,315	37,922

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(404,093)	(557,069)
Distribution of ordinary income	(49,498)	(20,713)
Decrease in net assets from distributions to shareholders	(453,591)	(577,782)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	148,843	468,409
Reinvestment of distributions to shareholders	453,591	577,782
Shares Redeemed	(70,780)	(234,477)
Increase in net assets from capital share transactions	531,654	811,714
TOTAL INCREASE IN NET ASSETS	819,378	271,854

NET ASSETS:
Beginning of period	9,129,793	8,857,939
End of period	$9,949,171	$9,129,793

*Unaudited

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2019*	2018	2017	2016	2015	2014

NET ASSET VALUE, beginning of period	$19.59	$20.78	$20.29	$20.75	$20.42	$18.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.04	0.11	0.05	0.03	0.04	(0.01)
Net gain on securities both realized and unrealized	1.41	0.02	2.07	1.47	1.34	2.74
Total from investment operations	1.45	0.13	2.12	1.50	1.38	2.73

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.10)	(0.05)	(0.03)	(0.04)	0.00	(0.05)
Distribution of capital gains	(0.87)	(1.27)	(1.60)	(1.92)	(1.05)	(0.72)
Total Stock Dividend Distributions	(0.97)	(1.32)	(1.63)	(1.96)	(1.05)	(0.77)

NET ASSET VALUE, end of period	$20.07	$19.59	$20.78	$20.29	$20.75	$20.42

NET ASSETS, end of period	$9,949,171	$9,129,793	$8,857,939	$8,578,137	$7,632,798	$7,127,458

*Unaudited

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2019*		2018	2017	2016	2015	2014

RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.74	%***	1.49%	1.51%	1.50%	1.48%	1.51%

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS**	0.22	%***	0.53%	0.24%	0.17%	0.19%	(0.05)%

PORTFOLIO TURNOVER RATE**	5.87	%***	11.41%	10.72%	1.95%	10.55%	11.74%

TOTAL RETURN	8.14%		0.45%	10.92%	7.62%	6.83%	15.02%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2018 to April 30, 2019.

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2019 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweept account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:
4/30/19
LEVEL 1
COMMON STOCKS	$8,557,134
CASH & EQUIVALENTS	$1,390,933
TOTAL INVESTED ASSETS	$9,948,067

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $20,713 to its shareholders on December 22, 2017, in the form of stock dividends equal to 1,031.033 shares of stock. The Series made a distribution of its short term capital gains of $77,237 to its shareholders on December 22, 2017, in the form of stock dividends equal to 3,844.526 shares of stock. The Series made a distribution of its capital gains of $479,832 to its shareholders on December 22, 2017, in the form of stock dividends equal to 23,884.119 shares of stock. The Series made a distribution of its ordinary income of $49,498 to its shareholders on December 27, 2018, in the form of stock dividends equal to 2,823.612 shares of stock. The Series made a distribution of its capital gains of $404,093 to its shareholders on December 27, 2018, in the form of stock dividends equal to 23,051.518 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2019, the Series purchased $553,503 of common stock. During the same period, the Series sold $1,498,276 of common stock.

At April 30, 2019, the gross unrealized appreciation for all securities totaled $3,684,726 and the gross unrealized depreciation for all securities totaled $761,549 or a net unrealized appreciation of $2,923,177. The aggregate cost of securities for federal income tax purposes at April 30, 2019 was $5,633,957.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2019, the Fund paid investment adviser fees of $47,729..

As of April 30, 2019, the Fund had $8,348 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2017	426,297.315	$6,066,105

Shares sold during 2018	22,710.751	$468,409
Shares redeemed during 2018	(11,814.990)	(234,477)
Reinvestment of Distributions, December 22, 2017	28,759.678	577,782
Balance at October 31, 2018	465,952.754	$6,877,819

Shares sold during six months ended April 30, 2019	7,626.133	$148,843
Shares redeemed during six months ended April 30, 2019	(3,657.304)	(70,780)
Reinvestment of Distributions, December 27, 2018	25,875.130	453,591
Balance at April 30, 2019	495,796.713	$7,409,473

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2019

(UNAUDITED)

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2019 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 837,092	$1,869,836

Cash and Cash Equivalents	191,496

Accrued Interest and Dividends	1,817

Prepaid Expenses	773

Total Assets	$2,063,922

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$756

Due to Investment Adviser	1,872

NET ASSETS

Net Assets (Equivalent to $23.22 per share based on 88,766.671 shares of stock outstanding)	2,061,294

Total Liabilities and Net Assets	$2,063,922

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 88,766.671 Shares Outstanding	$1,200,593

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(172,043)

Net Unrealized Appreciation on Investments	1,032,744

Net assets at April 30, 2019	$2,061,294

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2019 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 90.71%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Electrical Equipment – 16.48%
Corning, Inc.	2,200	26,502	70,070
General Electric Co.	6,750	133,100	68,648
Ultralife Corporation*	17,400	65,037	200,970
		224,639	339,688
Aerospace - 9.79%
Harris Corporation	500	24,989	84,250
Moog, Inc. Class A	637	15,976	59,649
Northrop Grumman	200	2,294	57,982
		43,259	201,881
Medical Products & Supplies - 8.18%
Bristol-Myers Squibb Co.	1,150	29,276	53,395
Integer Holdings Corp.*	850	17,417	58,726
Johnson & Johnson	400	22,617	56,480
		69,310	168,601
Banking & Finance – 6.82%
Community Bank System	1,200	23,452	79,752
M &T Bank Corp.	300	29,839	51,021
Manning & Napier Inc.	4,800	31,164	9,840
		84,455	140,613
Electronics Components - 6.28%
Astronics Corp.*	1,714	3,025	57,145
IEC Electronics Corp.*	4,518	6,984	34,111
TE Connectivity Ltd	400	10,904	38,260
		20,913	129,516
Automotive – 4.27%
Monro Inc.	1,050	12,443	88,021

Foods & Beverages - 4.11%
Constellation Brands Inc.	400	2,509	84,668

Railroads - 4.00%
Genesee & Wyoming Class A*	900	2,522	79,785
Wabtec Corporation	36	2,810	2,667
		5,332	82,452
Commercial Services - 3.99%
Paychex, Inc.	975	25,852	82,202

Steel - 3.85%
Gibraltar Industries Inc.*	2,000	25,111	79,340

Utilities - Natural Resources - 3.59%
National Fuel Gas Co.	1,250	50,833	74,012

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 90.71%

Telecommunications – 3.46%
AT&T Corp.	950	33,705	29,412
Frontier Communications*	693	42,105	1,975
Verizon Communications	700	34,210	40,033
		110,020	71,420

Real Estate & Related - 2.77%
Life Storage Inc.	600	21,747	57,174

Airlines - 2.76%
Southwest Airlines Co.	1,050	19,813	56,941

Retail - Specialty – 2.74%
Fastenal Co.	800	13,954	56,440

Computers - Software - 2.42%
Oracle Corporation	900	12,070	49,797

Metal Fabrication & Hardware – 1.41%
Graham Corporation	1,400	15,140	28,980

Computers - Services - 1.35%
Computer Task Group Inc.*	6,000	33,877	27,780

Environmental Services – 1.11%
Ecology & Environment	2,000	25,398	22,980

Office Equipment - 0.57%
Xerox Corporation	350	12,742	11,676

Instruments - 0.51%
Taylor Devices*	877	4,394	10,428

Machinery - 0.19%
Columbus McKinnon Corp.	100	2,344	3,936

Industrial Materials - 0.06%
Servotronics, Inc.	100	937	1,290

Total Investments in Securities		837,092	1,869,836

Level 1 – Cash & Equivalents - 9.29%
Schwab Bank - 9.29%		191,496	191,496
Bank Sweep Interest Rate 0.33%

Total Invested Assets		$1,028,588	$2,061,332

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2019 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$201,881	9.79%
Airlines	$56,941	2.76%
Automotive	$88,021	4.27%
Banking & Finance	$140,613	6.82%
Commercial Services	$82,202	3.99%
Computers – Services	$27,780	1.35%
Computers – Software	$49,797	2.42%
Electrical Equipment	$339,688	16.48%
Electronics Components	$129,516	6.28%
Environmental Services	$22,980	1.11%
Foods & Beverages	$84,668	4.11%
Industrial Materials	$1,290	0.06%
Instruments	$10,428	0.51%
Machinery	$3,936	0.19%
Medical Products & Supplies	$168,601	8.18%
Metal Fabrication & Hardware	$28,980	1.41%
Office Equipment	$11,676	0.57%
Railroads	$82,452	4.00%
Real Estate & Related	$57,174	2.77%
Retail – Specialty	$56,440	2.74%
Steel	$79,340	3.85%
Telecommunications	$71,420	3.46%
Utilities – Natural Resources	$74,012	3.59%
Total Equities	$1,869,836	90.71%

Cash & Equivalents (7 day yield 1.11%)	$191,496	9.29%

Total Invested Assets	$2,061,332	100.00%

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2019 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$13,766
FEES AND EXPENSES:
Adviser Fees	10,720
Custodian Fees	1,238
Dues and Subscriptions	1,070
Director’s Fees	1,050
Legal and Professional	756
D&O/E&O	465
Maryland Taxes	150
Fidelity Bond	105
Telephone	40
Licenses & Permits	32
New York State Biennial Fee	4
Total Expense	15,630
Net investment loss	(1,864)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	565
Unrealized appreciation during the period	219,716
Net gain on investments	220,281
CHANGE IN NET ASSETS FROM OPERATIONS	$218,417

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2019*	October 31, 2018
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,864)	$(1,673)
Net realized gain (loss) from securities transactions	565	(29,429)
Net change in unrealized appreciation of investments	219,716	(10,154)
Change in net assets from operations	218,417	(41,256)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(2,865)	(5,159)
Distribution of capital gains	0	(81,808)
Decrease in net assets from distributions to shareholders	(2,865)	(86,967)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	15,014	58,063
Reinvestment of Distributions to shareholders	2,865	86,967
Shares Redeemed	(23,247)	(118,417)
Increase in net assets from capital share transactions	(5,368)	26,613
TOTAL INCREASE (DECREASE) IN NET ASSETS	210,184	(101,610)

NET ASSETS:
Beginning of period	1,851,110	1,952,720
End of period	$2,061,294	$1,851,110

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2019*	2018	2017	2016	2015	2014

NET ASSET VALUE, beginning of period	$20.80	$22.23	$20.36	$20.79	$22.41	$20.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.02)	(0.02)	0.00	(0.01)	0.00	(0.08)
Net gain (loss) on securities both realized and unrealized	2.47	(0.42)	2.21	(0.29)	0.65	2.33
Total from investment operations	2.45	(0.44)	2.21	(0.30)	0.65	2.25

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.03)	(0.06)	0.00	(0.06)	0.00	0.00
Distribution of capital gains	0.00	(0.93)	(0.34)	(0.07)	(2.27)	0.00
Total Stock Dividend Distributions	(0.03)	(0.99)	(0.34)	(0.13)	(2.27)	0.00

NET ASSET VALUE, end of period	$23.22	$20.80	$22.23	$20.36	$20.79	$22.41

NET ASSETS, end of period	$2,061,294	$1,851,110	$1,952,720	$1,736,541	$1,778,803	$1,774,261

*Unaudited

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2019*		2018	2017	2016	2015	2014

RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.81	%***	1.61%	1.37%	1.56%	1.54%	1.68%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS**	(0.10	)%***	(0.08)%	0.00%	(0.05)%	(0.02)%	(0.38)%

PORTFOLIO TURNOVER RATE**	0.00	%***	2.32%	2.87%	0.16%	4.34%	13.65%

TOTAL RETURN	11.82%		(2.15)%	10.89%	(1.45)%	2.85%	11.16%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2018 to April 30, 2019.

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2019

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:

4/30/19
LEVEL 1
COMMON STOCKS	$1,869,836
CASH & EQUIVALENTS	$191,496
TOTAL INVESTED ASSETS	$2,061,332

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $5,159 to its shareholders on December 22, 2017 in the form of stock dividends equal to 238.599 shares of stock. The Series made a distribution of its capital gains of $81,808 to its shareholders on December 22, 2017 in the form of stock dividends equal to 3,783.910 shares of stock. The Series made a distribution of its ordinary income of $2,865 to its shareholders on December 27, 2018 in the form of stock dividends equal to 146.487 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

The accompanying notes are an integral part of these statements

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2019, the Series purchased $0 of common stock. During the same period, the Series sold $0 of common stock.

At April 30, 2019, the gross unrealized appreciation for all securities totaled $1,178,657 and the gross unrealized depreciation for all securities totaled $145,913 or a net unrealized appreciation of $1,032,744. The aggregate cost of securities for federal income tax purposes at April 30, 2019 was $837,092.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2019, the Fund paid investment adviser fees of $10,720.

As of April 30, 2019, the Fund had $1,872 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per meeting. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2017	87,836.534	$1,179,348
Shares sold during 2018	2,623.024	$58,063
Shares redeemed during 2018	(5,472.720)	(118,417)
Reinvestment of Distributions, December 22, 2017	4,022.509	86,967
Balance at October 31, 2018	89,009.347	$1,205,961

Shares sold during six months ended April 30, 2019	692.113	$15,014
Shares redeemed during six months ended April 30, 2019	(1,081.276)	(23,247)
Reinvestment of Distributions, December 27, 2018	146.487	2,865
Balance at April 30, 2019	88,766.671	$1,200,593

The accompanying notes are an integral part of these statements

Item 2 - CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2 (b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2018	10/31/2017
Audit Fees	$12,250	$11,150
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 – INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) - The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) - There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13 - EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	June 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date:	June 18, 2019